                                                                    Exhibit 10.7


                              ATTACHMENT B: WARRANT
                                STREAMLINE-INTEL
--------------------------------------------------------------------------------


THE WARRANT EVIDENCED OR CONSTITUTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                                                           Void after 5:00 p.m.,
                                                                    Pacific Time
                                                                on June 13, 2001


               WARRANT TO PURCHASE 285,714 SHARES OF COMMON STOCK
                                       OF
                                STREAMLINE, INC.

                             (Subject to Adjustment)

         Initial Number of Shares:          285,714 shares
         Date of Grant:                     June 13, 1997
         Expiration Date:                   June 13, 2001



THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Intel Corporation, a Delaware corporation ("INTEL"), or its permitted registered assigns ("Holder"), is entitled, subject to the terms and conditions of this Warrant, including the vesting provisions described in Section 2, at any time after June 6, 1997 (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on June 6, 2001 (the "EXPIRATION DATE"), to purchase from Streamline, Inc., a Delaware corporation (the "Company"), Two Hundred Eighty-Five Thousand Seven-Hundred Fourteen (285,714) fully paid and nonassessable shares of the Common Stock of the Company, $0.01 par value per share (the "WARRANT STOCK"), at the Exercise Price (as defined in Section 1.5 below). Both the number of shares of Warrant Stock purchasable under this Warrant and the Exercise Price are subject to adjustment as provided herein. This Warrant is issued pursuant to that certain Development Agreement between the Company and Intel Corporation of even date herewith (the "DEVELOPMENT AGREEMENT"). This Warrant shall terminate on the Expiration Date.

1.       CERTAIN DEFINITIONS.  As used in this Warrant:

         1.1. The term "WARRANT STOCK" shall mean the Common Stock, $0.01 par value per share, of the Company, and any other securities and property at any time receivable or issuable upon exercise of this Warrant, unless the context otherwise requires.

         1.2. The term "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         1.3. The term "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         1.4. The term "FAIR MARKET VALUE" of a share of Warrant Stock as of a particular date (the "DETERMINATION DATE") shall mean:

                  (a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) business days ending two (2) days prior to the Determination Date;

                  (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the Determination Date; and

                  (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Board of Directors of the Company.

         1.5. The term "EXERCISE PRICE" shall mean $3.50 per share, subject to adjustment as provided herein.

2.       VESTING PROVISIONS OF WARRANT

         This Warrant is subject to the following vesting provisions:

                  (a) twenty-five percent (25%) of the Warrant Stock shall be immediately vested and exercisable as of the date of issuance;

                  (b) seventy-five percent (75%) of the Warrant Stock shall be vested and exercisable upon the delivery by Intel of the Grocery Application (as defined in the Development Agreement); PROVIDED that (i) the date on which Intel and the Company agree upon server interface specifications and product specifications for the Grocery Application (the "Specification Agreement Date") is on or before June 30, 1997, and (ii) the Grocery Application, substantially conforming to specifications, is delivered to the Company by Intel within three months of the end of the first quarter of 1998 (i.e. by June 30, 1998) (the "Delivery Vesting Deadline"). Notwithstanding any of the foregoing, the Delivery Vesting Deadline will be extended by the period, if any, between June 30, 1997, and the Specification Agreement Date, if such agreement does not take place on or before June 30, 1997. In addition, if any change to the server interface specifications or the product specifications is agreed to by Intel and the Company after the Specification Agreement Date, the Delivery Vesting Deadline will be extended by such time as Intel and Streamline agree upon at the time of such change, based upon the expected delay caused by such change. Furthermore, if Intel delivers to the Company the Grocery Application, substantially conforming to specifications, within three months after the Delivery Vesting Deadline, then fifty percent (50%) of the Warrant Stock shall be vested and exercisable upon such delivery and the remaining twenty-five (25%) of the Warrant Stock shall not be exercisable, and if Intel delivers to the Company the Grocery Application, substantially conforming to specifications, more than three months but within six months after the Delivery Vesting Deadline, then twenty-five percent (25%) of the Warrant Stock shall be vested and exercisable upon such delivery and the remaining fifty percent (50%) shall not be exercisable. If Intel does not deliver to the Company the Grocery Application, substantially conforming to specifications, within six months after the Delivery Vesting Deadline, then seventy-five percent (75%) of the Warrant Stock shall not be vested or exercisable;

                  (c) Notwithstanding the above, this Warrant shall become fully vested and immediately exercisable in full (i) immediately prior to any merger, consolidation or other similar transaction involving the Company, any sale of all or substantially all of the assets of the Company, any transaction or series of related transactions (other than an initial public offering) in which the stockholders immediately prior to such transaction (or the first of a series of transactions) hold less than 75% of the capital stock of the Company (on a fully-diluted, as converted basis) immediately after such transaction (or series of transactions), or (ii) upon the termination by the Company of the Development Agreement (other than a termination upon mutual agreement of Intel and the Company, or a termination by the Company upon material breach by Intel).

3.       EXERCISE OF WARRANT

         3.1.     PAYMENT.

                  Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part, to the extent the Warrant Stock subject to this Warrant is vested, at any time on or before the Expiration Date, by surrendering this Warrant at the principal office of the Company together with:

                  (a) the form of Notice of Exercise attached hereto as Exhibit 1 (the "NOTICE OF EXERCISE") duly executed by the Holder, and

                  (b) payment, (i) in cash (by check) or by wire transfer, (ii) by delivery of shares of capital stock of the Company valued at their Fair Market Value; (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by any combination of (i), (ii) or (iii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "EXERCISE AMOUNT").

         3.2.     NET ISSUE EXERCISE

                  In lieu of the payment methods set forth in Section 3.1 (b) above, the Holder may elect to exchange the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 3.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange up to the full amount of the Warrant, and the Company shall issue to Holder, on a net basis, the number of shares of the Company's Warrant Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

                  Where X = the number of shares of Warrant Stock to be issued to Holder;

                  Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair Market Value of one share of the Company's Common Stock; and

                  B = Exercise Price (as adjusted to the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3.2.

         3.3      PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE.

                  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         3.4.     STOCK CERTIFICATES: FRACTIONAL SHARES.

                  As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant, and any fractional shares shall be rounded to the nearest whole share.

4.       VALID ISSUANCE; TAXES.

         All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

5.       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

         The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

         5.1. ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES.

                  The Exercise Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

         5.2. ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY.

                  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this
Section 5.

         5.3.     RECLASSIFICATION.

                  If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

         5.4.     ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR
                  CONSOLIDATION.

                  In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         5.5      CERTAIN EVENTS

                  If (i) any event occurs of a type that would have an effect on the rights granted under this Warrant similar to the effect of any event described by the other provisions of this Section 5 and (ii) such event is not expressly provided for by such other provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights and other rights with equity features), then an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Holder shall be made.

         5.6.     RESERVATION OF SECURITIES AND ASSETS.

                  The Company shall reserve, for the life of the Warrant, such securities or such other assets of the Company the Holder is entitled to receive pursuant to this Section 5.

6.       CERTIFICATE AS TO ADJUSTMENTS.

         In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7.       LOSS OR MUTILATION.

         Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8.       RESERVATION OF COMMON STOCK.

         The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.       TRANSFER AND EXCHANGE.

         Subject to compliance with applicable securities laws, and subject to the provisions of Section 10 below, this Warrant may be transferred or assigned in whole or in part, at any time, and from time to time, at the Holder's sole election.

10.      RESTRICTIONS ON TRANSFER.

         The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the U.S. Securities and Exchange Commission ("SEC") under the Act covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144; PROVIDED that if such sale is pursuant to Rule 144, the Company may require the delivery of an opinion of counsel confirming that such Warrant or Warrant Stock, as the case may be, may be sold pursuant to Rule 144, if the Company determines that such opinion is reasonably necessary.

11.      COMPLIANCE WITH SECURITIES LAWS.

         By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by the holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the Securities and Exchange Commission for exercise of this Warrant pursuant to
Section 3.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT OR UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR
         (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144; PROVIDED THAT IF SUCH SALE IS PURSUANT TO RULE 144, THE COMPANY MAY REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL CONFIRMING THAT SUCH WARRANT OR WARRANT STOCK, AS THE CASE MAY BE, MAY BE SOLD PURSUANT TO RULE 144, IF THE COMPANY DETERMINES THAT SUCH OPINION IS REASONABLY NECESSARY.

12.      NO RIGHTS OR LIABILITIES AS SHAREHOLDERS.

         This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

13.      REGISTRATION RIGHTS.

         All shares of Common Stock issuable upon exercise of this Warrant shall be "Registrable Securities" as defined in Section 1 of that certain Registration Rights Agreement, dated as of the date hereof, among the Company, Intel Corporation and certain other stockholders of the Company, and entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

14.      NOTICES.

         All notices and other communications from the Company to the Holder shall be given in accordance with Section 7.11 of the Development Agreement.

15.      HEADINGS.

         The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

16.      LAW GOVERNING.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

17.      NO IMPAIRMENT.

         The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

18. NOTICES OF RECORD DATE. In case:

         18.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

         18.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization or the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

         18.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

         18.4 of any redemption or conversion of all outstanding shares of Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

19.      SEVERABELITY.

         If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

20.      COUNTERPARTS.

         For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

21.      NO INCONSISTENT AGREEMENTS.

         The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provision hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

22.      SATURDAYS, SUNDAYS AND HOLIDAY.

         If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

AGREED:

INTEL CORPORATION                   STREAMLINE, INC.


/s/ SATISH RISHI                                     /s/ TIMOTHY A. DEMELLO
--------------------------------                     ---------------------------
Signature                                            Signature


SATISH RISHI                                         TIMOTHY A. DEMELLO
--------------------------------                     ---------------------------
Printed Name                                         Printed Name


ASSISTANT TREASURER                                  CHAIRMAN
--------------------------------                     ---------------------------
Title                                                Title

6/13/97                                              6/6/97
--------------------------------                     ---------------------------
Date                                                 Date

                                    EXHIBIT 1

                               NOTICE OF EXERCISE


(To be executed upon exercise of Warrant)


STREAMLINE, INC:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and (check the applicable box):

         (a) tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $_________; and/or

         (b) hereby tenders certificates representing _________ shares of _________ stock of the Company, with a Fair Market Value of $________-.

         (c) hereby agrees to cancel $__________ of indebtedness owed by the Company to the Holder;

         for a total of _________ shares of Common Stock.

         Elects the Net Issue Exercise option pursuant to Section 3.2 of the Warrant, and accordingly requests delivery of a net of ____________ shares of Common Stock.

Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
        ------------------------------------------
Address:
        ------------------------------------------
Signature:
        ------------------------------------------

Note: The above signature should correspond exactly with the name of the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares